  EXHIBIT 99.1

Viking Energy Group, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

VIKING ENERGY GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following sets forth unaudited pro forma condensed consolidated financial information of Viking Energy Group, Inc. (the “Company”) prepared in accordance with Article 8-05 of Regulation S-X. You should read this information in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations, “Risk Factors” and the Company’s consolidated financial statements and related notes and other financial information included in its most recent Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q. The unaudited pro forma condensed consolidated financial information is based on and has been derived from the Company’s historical consolidated financial statements.

On July 8, 2022, four of the wholly-owned subsidiaries of Petrodome Energy, LLC (“Petrodome”), a wholly owned subsidiary of Viking Energy Group, Inc. (“Viking”), entered into Purchase and Sale Agreements (the “Purchase Agreements”) to sell all of their interests in the oil and gas assets owned by those Petrodome subsidiaries, including in the aggregate, interests in 8 producing wells, 8 shut-in wells, 2 salt water disposal wells and 1 inactive well, to the third parties and on the headline terms described below (collectively the “Dispositions”). On July 8, 2022, the Dispositions were completed and the purchase price in each of the Dispositions was received by each of the subsidiaries, and applied to repay CrossFirst Bank all amounts owed to it by Petrodome under the June 13, 2018, revolving line of credit loan, which loan was secured by a mortgage on all of the oil and gas leases of Petrodome and its subsidiaries, a security agreement covering all of Petrodome assets, and a guaranty by Viking.

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On July 8, 2022, Petrodome Napoleonville, LLC, the wholly owned Louisiana subsidiary of Petrodome, entered into (i) a Purchase and Sale Agreement to sell 50% of its oil and gas assets to Napoleonville, L.L.C., a Delaware limited liability company, for a $37,500 purchase price, and (ii) a Purchase and Sale Agreement to sell the remaining 50% of its oil and gas assets to WPP Petro, L.L.C., a Delaware limited liability company, for a $37,500 purchase price.

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On July 8, 2022, Petrodome Bloomington, LLC, the wholly owned Texas subsidiary of Petrodome, entered into (i) a Purchase and Sale Agreement to sell 50% of its oil and gas assets to Bloomington, L.L.C., a Delaware limited liability company, for a $25,000 purchase price, and (ii) a Purchase and Sale Agreement to sell the remaining 50% of its oil and gas assets

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On July 8, 2022, Petrodome Pineville, LLC, the wholly owned Mississippi subsidiary of Petrodome, entered into (i) a Purchase and Sale Agreement to sell 50% of its oil and gas assets to Bay Springs North, L.L.C., a Delaware limited liability company, for a $1,657,500 purchase price, and (ii) a Purchase and Sale Agreement to sell the remaining 50% of its oil and gas assets to WPP Petro, L.L.C., a Delaware limited liability company, for a $1,657,500 purchase price.

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On July 8, 2022, Petrodome Louisiana Pipeline, LLC, the wholly owned Louisiana subsidiary of Petrodome, entered into (i) a Purchase and Sale Agreement to sell 50% of its oil and gas assets to East Mud Lake, L.L.C., a Delaware limited liability company, for a $75,000 purchase price, and (ii) a Purchase and Sale Agreement to sell the remaining 50% of its oil and gas assets to WPP Petro, L.L.C., a Delaware limited liability company, for a $75,000 purchase price.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2022 and statements of operations for the six months ended June 30, 2022 and the year ended December 31, 2021 give pro forma effect to the elimination of certain assets and liabilities associated with the Dispositions as if they occurred on June 30, 2022 (in the case of the balance sheet) or January 1, 2021 (in the case of the statement of operations). The unaudited pro forma effects of the disposition on the Company’s oil and gas reserves and the standardized measure of future net cash flows, give pro forma effect to the dispositions of the reserves based on the information disclosed in the Company’s annual report as of and for the year ended December 31, 2021.

The unaudited pro forma condensed consolidated financial information includes unaudited pro forma adjustments that are factually supportable and directly attributable to the respective transactions. In addition, the unaudited pro forma adjustments are expected to have a continuing impact on the Company’s results. The Company has prepared the unaudited pro forma condensed consolidated financial information for illustrative purposes only and it does not purport to represent what the results of operations or financial condition would have been had the respective transactions actually occurred on the dates indicated, nor does the Company purport to project the results of operations or financial condition for any future period or as of any future date. The actual results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

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VIKING ENERGY GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS AT JUNE 30, 2022

	Historical June 30, 2022	Pro Forma Adjustments		Pro Forma June 30, 2022

ASSETS
Current assets:
Cash	$3,332,399			$3,332,399
Accounts receivable, net	6,125,290			6,125,290
Inventory	8,146,111			8,146,111
Notes receivable	1,960,000			1,960,000
Prepaids and other current assets	670,957			670,957
Total current assets	20,234,757			20,234,757

Total oil and gas properties, net	14,162,055	(12,791,680	)(a)	1,370,375
Fixed assets, net	1,510,486			1,510,486
Right of use assets, net	5,000,859			5,000,859
ESG Clean Energy license, net	4,732,747			4,732,747
Due from related parties	456,965			456,965
Other intangibles – Simson Maxwell, net	3,790,935			3,790,935
Other intangibles – Variable Interest Entities	15,433,340			15,433,340
Goodwill	252,290			252,290
Deposits and other assets	10,300			10,300
TOTAL ASSETS	$65,584,734			$52,793,054

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,324,595			$3,324,595
Accrued expenses and other current liabilities	879,004			879,004
Customer deposits	1,396,347			1,396,347
Due to Camber Energy, Inc.	8,022,300			8,022,300
Undistributed revenues and royalties	3,228,070			3,228,070
Current portion of operating lease liability	1,354,637			1,354,637
Due to related parties	674,604			674,604
Current portion of notes payable – related parties	74,645			74,645
Bank indebtedness – credit facility	3,310,982			3,310,982
Current portion of long-term debt – net of discount	4,549,393	(3,590,000	)(a)	959,393
Total current liabilities	26,814,577			23,224,577
Notes payable – related parties – net of current portion	673,252			673,252
Long term debt - net of current portion and debt discount	2,425,034			2,425,034
Operating lease liability, net of current portion	3,786,750			3,786,750
Contingent obligations	1,435,757			1,435,757
Asset retirement obligation	2,193,281	(239,975	)(a)	1,953,306
TOTAL LIABILITIES	37,328,651			33,498,676

Commitments and contingencies	-

STOCKHOLDERS’ EQUITY
Preferred Stock Series C, $0.001 par value, 50,000 shares authorized, 28,092 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	28			28
Preferred Stock Series E, $0.001 par value, 2,075 shares authorized, 475 and 0 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	5			5
Common stock, $0.001 par value, 500,000,000 shares authorized, 114,780,967 and 111,030,965 shares issued and outstanding as of June 30, 2022, and December 31, 2021, respectively.	114,781			114,781
Additional paid-in capital	126,909,137			126,909,137
Accumulated other comprehensive loss	(112,686)			(112,686)
Accumulated deficit	(110,046,514)	(8,961,705	)(a)	(119,008,219)
Parent’s Stockholders’ Equity in Viking	16,864,751			7,903,046
Non-controlling interest	11,391,332			11,391,332
TOTAL STOCKHOLDERS’ EQUITY	28,256,083			19,294,378
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$65,584,734			$52,793,054

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VIKING ENERGY GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2022

	Historical Six Months Ended June 30, 2022	Pro Forma Adjustments		Pro Forma Six Months Ended June 30, 2022

Revenue
Oil and gas sales	$3,548,872	(2,070,975	)(b)	$1,477,897
Power generation units and parts	3,634,127			3,634,127
Service and repairs	5,322,563			5,322,563
	12,505,562			10,434,587
Operating expenses
Cost of goods sold	5,053,599			5,053,599
Lease operating costs	1,186,168	(757,564	)(b)	428,604
General and administrative	8,480,762			8,480,762
Stock based compensation	588,870			588,870
Depreciation, depletion and amortization	1,013,470	(470,513	)(b)	542,957
Accretion - ARO	81,631	(11,076	)(b)	70,555
Total operating expenses	16,404,500			15,165,347

Income (loss) from operations	(3,898,938)			(4,730,760)

Other income (expense)
Interest expense	(353,045)			(353,045)
Amortization of debt discount	(94,896)			(94,896)
Change in fair value of derivatives	-			-
Loss on financing settlements	-			-
Other income	511,855			511,855
Total other income (expense)	63,914			63,914

Net loss before income taxes	(3,835,024)			(4,666,846)
Income tax benefit (expense)	-			-
Net loss	(3,835,024)			(4,666,846)
Net loss attributable to non-controlling interest	(548,854)			(548,854)
Net loss attributable to Viking Energy Group, Inc.	$(3,286,170)			$(4,117,992)

Earnings (loss) per common share
Basic and Diluted	(0.03)			(0.04)
Weighted average number of common shares outstanding
Basic and Diluted	114,364,300			114,364,300

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VIKING ENERGY GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	Historical Year Ended December 31, 2021	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2021

Revenue
Oil and gas sales	$33,679,679	(2,767,176	)(b)	$30,912,503
Power generation units and parts	1,607,077			1,607,077
Service and repairs	2,701,208			2,701,208
	37,987,964			35,220,788
Operating expenses
Cost of goods sold	3,003,044			3,003,044
Lease operating costs	15,878,437	(1,414,019	)(b)	14,464,418
General and administrative	8,121,519			8,121,519
Stock based compensation	1,738,145			1,738,145
Depreciation, depletion and amortization	7,307,157	(1,348,660	)(b)	5,958,497
Accretion - ARO	608,691	(25,243	)(b)	583,448
Total operating expenses	36,656,993			33,869,071

Income (loss) from operations	1,330,971			1,351,717

Other income (expense)
Interest expense	(10,053,014)			(10,053,014)
Amortization of debt discount	(3,704,049)			(3,704,049)
Change in fair value of derivatives	(17,338,784)			(17,338,784)
Loss on financing settlements	(4,774,628)			(4,774,628)
Equity in earnings of unconsolidated subsidiary	(178,942)			(178,942)
Gain on disposal of membership interests	19,457,104			19,457,104
Interest and other income	470,492			470,492
Total other income (expense)	(16,121,821)			(16,121,821)

Net loss before income taxes	(14,790,850)			(14,770,104)
Income tax benefit (expense)	-			-
Net loss	(14,790,850)			(14,770,104)
Net loss attributable to non-controlling interest	305,003			305,003
Net loss attributable to Viking Energy Group, Inc.	$(14,485,847)			$(15,075,107)

Earnings (loss) per common share
Basic and Diluted	(0.18)			(0.18)
Weighted average number of common shares outstanding
Basic and Diluted	82,228,404			82,228,404

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VIKING ENERGY GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Disposition Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

The following adjustments have been made to the accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2022.

a)	Reflects the elimination of assets and liabilities and resulting loss on disposition of assets sold.

Disposition Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

The following adjustments have been made to the accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2022, and for the year ended December 31, 2021.

b)	Represents the elimination of oil and gas production revenues and expenses for the assets sold.

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VIKING ENERGY GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA EFFECT OF THE DISPOSITION OF OIL AND GAS ASSETS

Reserve Category	Historical December 31, 2021	Pro Forma Dispositions	Pro Forma December 31, 2021
Proved Reserves
Developed, Producing	1,164,578	(1,034,526)	130,052
Developed, Non Producing	414,418	(350,963)	63,455
Total Proved Reserves	1,578,996	(1,385,489)	193,507

Estimated Future Net Cash Flows	$26,837,237	$(22,638,200)	$4,199,037
10% annual discount for estimated timing of cash flows	(11,822,285)	10,427,800	(1,394,485)
Discounted Future Net Cash Flows	$15,014,952	$(12,210,400)	$2,804,552

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